SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 20, 2001


                             PS BUSINESS PARKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


        CALIFORNIA                     1-10709                   95-4300881
        ----------                     -------                   ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


               701 Western AVenue, Glendale, California 91201-2397
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

PS Business Parks, Inc., through its consolidated partnership (collectively referred to as the "Company"), acquired 12 buildings known as the "Prosperity Business Campus" and 12 buildings (including 24 acres of developable land) known as the "Cornell Oaks Corporate Center" on June 1, 2001 and November 20, 2001, respectively, at an aggregate purchase price of approximately $175.9 million. The Company is not affiliated with the sellers and the purchase price was established through arm's length negotiations. The acquisitions were funded with the Company's existing cash balances and borrowings of $60 million from its unsecured line of credit with Wells Fargo Bank.

The following table provides certain information concerning the facilities acquired:



         Name and                                      Date of                       Purchase     Net Rentable    Occupancy
         Location                    Seller          Acquisition  Property Type        Price     Square Footage  at Closing
--------------------------- ----------------------  ------------- --------------  ------------- --------------- -------------
Prosperity Business Campus   Olympia Properties,
  Fairfax, Virginia          L.L.C.                    6/1/01      Industrial &    $ 88,400,000       657,850        99%
                                                                      Office

Cornell Oaks Corporate       Talcott Realty I
  Center                     Limited Partnership     11/20/01     Industrial &       87,500,000      684,554         95%
  Beaverton, Oregon                                                  Office
                                                                                  ------------- --------------- -------------
                                                                                   $175,900,000     1,342,404        97%
                                                                                  ============= =============== =============

Item 7. Financial Statements and Exhibits

(a)(3)   Financial Statements Specified by Rule 3.14 of Regulation S-X
         -------------------------------------------------------------

         Prosperity Business Campus

         o    Report of Independent Auditors

         o Combined Statements of Certain Revenues and Certain Operating Expenses for the nine months ended September 30, 2001 (unaudited) and for the year ended December 31, 2000

         o Notes to Combined Statements of Certain Revenues and Certain Operating Expenses

         Cornell Oaks Corporate Center

         o    Report of Independent Auditors

         o Combined Statements of Certain Revenues and Certain Operating Expenses for the nine months ended September 30, 2001 (unaudited) and for the year ended December 31, 2000

         o Notes to Combined Statements of Certain Revenues and Certain Operating Expenses

(b)      Pro Forma Consolidated Financial Statements
         -------------------------------------------

(c)      Exhibits
         --------
         23.  Consent of Independent Auditors

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         PS BUSINESS PARKS, INC.


Date:  December 17, 2001                                   By: /S/ JACK CORRIGAN
                                                               -----------------
                                                                   Jack Corrigan
                                      Vice President and Chief Financial Officer

                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors
of PS Business Parks, Inc.


We have audited the accompanying combined statement of certain revenues and certain operating expenses of the Prosperity Business Campus (as defined in Note
1) ("Statement") for the year ended December 31, 2000. The Statement is the responsibility of the Prosperity Business Campus' management. Our responsibility is to express an opinion on the above mentioned Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

In our opinion, the Statement presents fairly the combined certain revenues and certain operating expenses of the Prosperity Business Campus for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.





                                                               ERNST & YOUNG LLP





Los Angeles, California
July 14, 2001

                         THE PROSPERITY BUSINESS CAMPUS
     Combined Statements of Certain Revenues and Certain Operating Expenses


                                          Nine months ended        Year ended
                                          September 30, 2001   December 31, 2000
                                        --------------------- ------------------
                                             (Unaudited)

Certain rental revenues...............    $    9,731,000        $  11,572,000
Certain operating expenses............        (2,625,000)          (3,254,000)
                                        --------------------- ------------------
Certain  rental  revenues  in  excess
     certain operating expenses.......    $    7,106,000        $   8,318,000
                                        ===================== ==================


                             See accompanying notes

                         THE PROSPERITY BUSINESS CAMPUS
 Notes to Combined Statements of Certain Revenues and Certain Operating Expenses


1.       Background and Basis for Presentation

         The accompanying combined statements of certain revenues and certain operating expenses include the accounts of the Prosperity Business Campus located in Virginia and acquired by PS Business Parks, Inc., through its consolidated partnership (collectively referred to as the "Company") on June 1, 2001. The statements are prepared in order to comply with Rule 3.14 of Regulation S-X of the Securities and Exchange Commission.

         The combined statements of certain revenues and certain operating expenses include only the accounts and activities of the Prosperity Business Campus. Items that are not comparable to the future operations of the Prosperity Business Campus have been excluded. Such items include depreciation, amortization, management fees, interest income, professional fees, miscellaneous income and straight line rent adjustments.

         An audited statement is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Prosperity Business Campus was acquired from a single unaffiliated party and (ii) based on the investigation of the Prosperity Business Campus by the Company, management is not aware of any material factors relating to the Prosperity Business Campus that would cause this financial information not to be necessarily indicative of future operating results other than the factors specifically considered by the Company as described below.

         In the decision to acquire the Prosperity Business Campus, the Company considered the competition from other commercial property owners, the location, the leases, the rental rates and the occupancy levels.

         The Company  has  reviewed  the  expenses  of the  Prosperity  Business
         Campus, including salaries of on-site personnel, utilities, property taxes, supplies, insurance and repairs and maintenance. The Company expects that certain operating expenses in the future will be consistent with those reported for 2000 and the nine months ended September 30, 2001.

2.       Summary of Significant Accounting Policies

         Revenue Recognition

         The Prosperity Business Campus leases space to tenants for which they charge minimum rents and receive reimbursement for certain operating expenses. The leases are accounted for as operating leases and are non-cancelable with varying terms and expiration dates. Recoveries from tenants are recognized as income in the period the applicable costs are accrued.

         Use of Estimates

         The preparation of the statements of certain revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statements of certain revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors
of PS Business Parks, Inc.


We have audited the accompanying combined statement of certain revenues and certain operating expenses of the Cornell Oaks Corporate Center (as defined in
Note 1) ("Statement") for the year ended December 31, 2000. The Statement is the responsibility of the Cornell Oaks Corporate Center's management. Our responsibility is to express an opinion on the above mentioned Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

In our opinion, the Statement presents fairly the combined certain revenues and certain operating expenses of the Cornell Oaks Corporate Center for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.



                                                               ERNST & YOUNG LLP



Los Angeles, California
December 7, 2001

                          CORNELL OAKS CORPORATE CENTER
     Combined Statements of Certain Revenues and Certain Operating Expenses


                                          Nine months ended        Year ended
                                          September 30, 2001   December 31, 2000
                                        --------------------- ------------------
                                             (Unaudited)

Certain rental revenues...............    $    7,625,000        $   9,494,000
Certain operating expenses............        (1,758,000)          (2,341,000)
                                        --------------------- ------------------
Certain  rental  revenues  in  excess
     certain operating expenses.......    $    5,867,000        $   7,153,000
                                        ===================== ==================


                             See accompanying notes

                          CORNELL OAKS CORPORATE CENTER
 Notes to Combined Statements of Certain Revenues and Certain Operating Expenses


1.       Background and Basis for Presentation

         The accompanying combined statements of certain revenues and certain operating expenses include the accounts of the Cornell Oaks Corporate Center located in Oregon and acquired by PS Business Parks, Inc., through its consolidated partnership (collectively referred to as the "Company") on November 20, 2001. The statements are prepared in order to comply with Rule 3.14 of Regulation S-X of the Securities and Exchange Commission.

         The combined statements of certain revenues and certain operating expenses include only the accounts and activities of the Cornell Oaks Corporate Center. Items that are not comparable to the future operations of the Cornell Oaks Corporate Center have been excluded. Such items include depreciation, amortization, management fees, interest income, professional fees, miscellaneous income and straight line rent adjustments.

         An audited statement is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Cornell Oaks Corporate Center were acquired from a single unaffiliated party and (ii) based on the investigation of the Cornell Oaks Corporate Center by the Company, management is not aware of any material factors relating to the Cornell Oaks Corporate Center would cause this financial information not to be necessarily indicative of future operating results other than the factors specifically considered by the Company as described below.

         In the decision to acquire the Cornell Oaks Corporate Center, the Company considered the competition from other commercial property owners, the location, the leases, the rental rates and the occupancy levels.

         The Company has reviewed the expenses of the Cornell Oaks Corporate Center, including salaries of on-site personnel, utilities, property taxes, supplies, insurance and repairs and maintenance. The Company expects that certain operating expenses in the future will be consistent with those reported for 2000 and the nine months ended September 30, 2001.

2.       Summary of Significant Accounting Policies

         Revenue Recognition

         The Cornell Oaks Corporate Center leases space to tenants for which they charge minimum rents and receive reimbursements for certain operating expenses. The leases of the Cornell Oaks Corporate Center are accounted for as operating leases and are non-cancelable with varying terms and expiration dates. Recoveries from tenants are recognized as income in the period the applicable costs are accrued.

         Use of Estimates

         The preparation of the combined statements of certain revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the combined statements of certain revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.

ITEM 7 (B)  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

The following unaudited pro forma consolidated financial statements were prepared to reflect the acquisition of real estate facilities by PS Business Parks, Inc., through its consolidated partnership (collectively referred to as the "Company") during the period of June 1, 2001 and November 20, 2001. During that period, the Company acquired 12 buildings known as the Prosperity Business Campus and 12 buildings known as the Cornell Oaks Corporate Center at an aggregate purchase price of approximately $175.9 million. The Company is not affiliated with the sellers and the purchase price was established through arm's length negotiations. The acquisitions were funded with the Company's existing cash balances and borrowings of $60 million from its unsecured line of credit with Wells Fargo Bank.

In addition to adjustments to reflect the recently acquired properties, pro forma adjustments were made to reflect the following transactions:

         1. On May 10, 2001 and June 18, 2001, the Company issued 1,840,000 and 800,000 depositary shares, respectively, each representing 1/1,000 of a share of the Company's 9 1/2% Cumulative Preferred Stock, Series D at $25.00 per share. Net proceeds were approximately $64.3 million and were used for investment in real estate.

         2. On September 21, 2001, the Company completed a private placement of 2,120,000 preferred units with a preferred distribution rate of 9 1/4%. Net proceeds were approximately $51.6 million and were used for investment in real estate.

The pro forma consolidated balance sheet at September 30, 2001 has been prepared to reflect the subsequent acquisitions of commercial properties.

The pro forma consolidated statements of income for the nine months ended September 30, 2001 and the year ended December 31, 2000 have been prepared assuming (i) the aforementioned acquisitions of commercial properties and (ii) the aforementioned public offerings of depositary shares representing fractional interest in preferred stock and the private placement of preferred units, as if all such transactions were consummated at the beginning of the periods presented. The operations of all property acquisitions are based on historical operating results.

The pro forma adjustments are based upon available information and upon certain assumptions as set forth in the notes to the pro forma consolidated financial statements that the Company believes is reasonable in the circumstances. The pro forma consolidated financial statements and accompanying notes should be read in conjunction with the historical financial statements of the Company and other documents filed with the Securities and Exchange Commission (such as Form 8-K's which reference property acquisitions) from time to time. The following pro forma consolidated financial statements do not purport to represent what the Company's results of operations would actually have been if the transactions had in fact occurred at the beginning of the dates indicated or to project the Company's results of operations for any future date or period.

                             PS BUSINESS PARKS, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 2001
                                   (Unaudited)
                  (Amounts in thousands, except per share data)


                                                                                       Property
                                                                                     Acquisitions
                                                                  Historical           (Note 1)           Pro Forma
                           ASSETS                             ------------------ --------------------- --------------------
                           ------
Cash and cash equivalents.................................      $        66,291    $       (27,500)      $      38,791
Marketable securities.....................................                8,657                  -               8,657
Real estate, net of accumulated depreciation..............              941,998             87,500           1,029,498
Receivables and other assets..............................               11,559                  -              11,559
                                                              ------------------ --------------------- --------------------
     Total assets.........................................      $     1,028,505    $        60,000       $   1,088,505
                                                              ================== ===================== ====================

            LIABILITIES AND SHAREHOLDERS' EQUITY
            ------------------------------------
Accrued and other liabilities.............................      $        35,202    $             -       $      35,202
Line of credit............................................                    -             60,000              60,000
Mortgage notes payable....................................               30,354                  -              30,354

Minority interests:
   Preferred units........................................              197,750                  -             197,750
   Common units...........................................              162,338                  -             162,338

Shareholders' equity:
   Preferred stock, $0.01  par value,   50,000,000  shares
      authorized, 4,840  shares  issued and outstanding at
      September 30, 2001..................................              121,000                  -             121,000
   Common  stock,  $0.01  par value,  100,000,000   shares
      authorized, 21,704,067 shares issued and outstanding
      at September 30, 2001...............................                  217                  -                 217
   Paid-in capital........................................              426,546                  -             426,546
   Cumulative net income..................................              162,134                  -             162,134
   Other comprehensive loss...............................                 (740)                 -                (740)
   Cumulative distributions...............................             (106,296)                 -            (106,296)
                                                              ------------------ --------------------- --------------------
       Total shareholders' equity.........................              602,861                  -             602,861
                                                              ------------------ --------------------- --------------------
   Total liabilities and shareholders' equity.............      $     1,028,505    $        60,000       $   1,088,505
                                                              ================== ===================== ====================

Book value per common share (Note 2)......................      $         22.20                          $       22.20
                                                              ================== ===================== ====================
Shares outstanding........................................               21,704                                 21,704
                                                              ================== ===================== ====================

         See Accompanying Notes to Pro Forma Consolidated Balance Sheet

                             PS BUSINESS PARKS, INC.
                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 2001
                                   (Unaudited)


1.       Property Acquisitions
         ---------------------

         On November 20 2001, the Company acquired 12 buildings known as the Cornell Oaks Corporate Center from an unaffiliated third party at an aggregate cost of approximately $87.5 million.

         The following pro forma adjustments have been made to the pro forma consolidated balance sheet to reflect the aforementioned transaction as if these properties had been owned by the Company as of September 30, 2001.

        o Pro forma adjustments have been made to cash and cash equivalents to reflect:

           o The acquisition cost of the facilities acquired..    $(87,500,000)
           o Borrowings  from the  line of credit to  fund the
             acquisition......................................      60,000,000
                                                                 ---------------
                                                                  $(27,500,000)
                                                                 ===============

        o  A  pro forma  adjustment  has  been  made  to  real
           estate facilities  to reflect  the acquisition cost
           of the facilities acquired..........................   $ 87,500,000
                                                                 ===============
        o  A  pro forma  adjustment  has  been made to reflect
           borrowings  from  the  line  of  credit to fund the
           acquisition........................................    $ 60,000,000
                                                                 ===============

2.       Book value per common share
         ---------------------------

         Book value per common share has been determined by dividing total common shareholders' equity by the outstanding common shares. The following summarizes the common shares outstanding:

                                                                  Common shares
                                                                   outstanding
                                                                 ---------------
        o  Historical shares outstanding at September 30, 2001     21,704,000

                             PS BUSINESS PARKS, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  For the Nine Months Ended September 30, 2001
                                   (Unaudited)
                  (Amounts in thousands, except per share data)


                                                                                  Property          Other
                                                                                Acquisitions     Adjustments
                                                               Historical         (Note 1)         (Note 2)         Pro Forma
                                                            ----------------- --------------- ----------------- ------------------
               Revenues:
                  Rental income............................   $    121,964     $     12,983      $          -     $    134,947
                 Facility management fees primarily from
                    affiliates.............................            499                -                 -              499
                  Business services........................            308                -                 -              308
                  Interest and dividend income.............          1,671                -                 -            1,671
                                                            ----------------- --------------- ----------------- ------------------
                                                                   124,442           12,983                 -          137,425
                                                            ----------------- --------------- ----------------- ------------------
               Expenses:
                  Cost of operations.......................         32,852            3,302                 -           36,154
                  Cost of facility management..............            111                -                 -              111
                  Cost of business services................            460                -                 -              460
                  Depreciation and amortization............         30,058            2,453                 -           32,511
                  General and administrative...............          3,157                -                 -            3,157
                  Interest expense.........................            932                -             1,378            2,310
                                                            ----------------- --------------- ----------------- ------------------
                                                                    67,570            5,755             1,378           74,703
                                                            ----------------- --------------- ----------------- ------------------
               Income  (loss)  before  gain on real  estate
               investments and minority interest in income.         56,872            7,228            (1,378)          62,722
                  Gain on investment in Pacific Gulf
                  Properties, Inc..........................             15                -                 -               15
                                                            ----------------- --------------- ----------------- ------------------
               Income  (loss) before  minority  interest in
               income......................................         56,887            7,228            (1,378)          62,737
                  Minority interest in income - preferred           (9,696)               -            (3,541)         (13,237)
                  units....................................
                  Minority interest in income - common
                  units (Note 4)...........................        (10,047)          (1,764)            1,811           (9,999)
                                                            ----------------- --------------- ----------------- ------------------
               Net income (loss)...........................   $     37,144     $      5,464      $     (3,108)    $     39,501
                                                            ================= =============== ================= ==================

               Net income (loss) allocation:
                  Allocable to preferred shareholders......   $      6,014     $          -      $      2,504     $      8,518
                  Allocable to common shareholders.........         31,130            5,464            (5,612)          30,983
                                                            ----------------- --------------- ----------------- ------------------
                                                              $     37,144     $      5,464      $     (3,108)    $     39,501
                                                            ================= =============== ================= ==================
               Net income per common share (Note 3):
                    Basic..................................   $      1.38                                         $        1.37
                                                            =================                                   ==================
                    Diluted................................   $      1.37                                         $        1.37
                                                            =================                                   ==================

               Weighted average common shares outstanding
               (Note 3):
                    Basic..................................         22,610                                               22,610
                                                            =================                                   ==================
                    Diluted................................         22,685                                               22,685
                                                            =================                                   ==================


     See Accompanying Notes to Pro Forma Consolidated Statements of Income

                             PS BUSINESS PARKS, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 2000
                                   (Unaudited)
                  (Amounts in thousands, except per share data)


                                                                                  Property          Other
                                                                                Acquisitions     Adjustments
                                                               Historical         (Note 1)         (Note 2)         Pro Forma
                                                            ----------------- --------------- ----------------- ------------------
               Revenues:
                  Rental income............................   $    144,171     $     21,066      $          -     $    165,237
                 Facility management fees primarily from
                    affiliates.............................            581                -                 -              581
                  Business services........................            505                -                 -              505
                  Interest and dividend income.............          5,377                -                 -            5,377
                                                            ----------------- --------------- ----------------- ------------------
                                                                   150,634           21,066                 -          171,700
                                                            ----------------- --------------- ----------------- ------------------
               Expenses:
                  Cost of operations.......................         39,290            5,595                 -           44,885
                  Cost of facility management..............            111                -                 -              111
                  Cost of business services................            344                -                 -              344
                  Depreciation and amortization............         35,637            4,264                 -           39,901
                  General and administrative...............          3,954                -                 -            3,954
                  Interest expense.........................          1,481                -             1,838            3,319
                                                            ----------------- --------------- ----------------- ------------------
                                                                    80,817            9,859             1,838           92,514
                                                            ----------------- --------------- ----------------- ------------------
               Income  (loss)  before  gain on real  estate
               investments and minority interest in income.         69,817           11,207            (1,838)          79,186
                  Gain on disposition of real estate.......            256                -                 -              256
                  Gain on investment in Pacific Gulf
                  Properties, Inc..........................          7,849                -                 -            7,849
                                                            ----------------- --------------- ----------------- ------------------
               Income  (loss) before  minority  interest in
               income......................................         77,922           11,207            (1,838)          87,291
                  Minority interest in income - preferred          (12,185)               -            (4,903)         (17,088)
                  units....................................
                  Minority interest in income - common
                  units (Note 4)...........................        (14,556)          (2,690)            3,123          (14,123)
                                                            ----------------- --------------- ----------------- ------------------
               Net income..................................   $     51,181     $      8,517      $     (3,618)    $     56,080
                                                            ================= =============== ================= ==================
               Net income allocation:
                  Allocable to preferred shareholders......   $      5,088     $          -      $      6,270     $     11,358
                  Allocable to common shareholders.........         46,093            8,517            (9,888)          44,722
                                                            ----------------- --------------- ----------------- ------------------
                                                              $     51,181     $      8,517      $     (3,618)    $     56,080
                                                            ================= =============== ================= ==================
               Net income per common share (Note 3):
                    Basic..................................   $      1.98                                         $        1.92
                                                            =================                                   ==================
                    Diluted................................   $      1.97                                         $        1.91
                                                            =================                                   ==================

               Weighted average common shares outstanding
               (Note 3):
                    Basic..................................         23,284                                               23,284
                                                            =================                                   ==================
                    Diluted................................         23,365                                               23,365
                                                            =================                                   ==================


     See Accompanying Notes to Pro Forma Consolidated Statements of Income

                             PS BUSINESS PARKS, INC.
              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  For the nine months ended September 30, 2001
                      and the year ended December 31, 2000
                                   (Unaudited)

1.       Property Acquisitions
         ---------------------

         The following pro forma adjustments have been made to reflect the operations of the newly acquired properties as if such properties had been owned and operated by the Company throughout the entire periods presented:


                                                                              Nine months ended       Year ended
                                                                              September 30, 2001   December 31, 2000
                                                                            --------------------- ---------------------
                                                                                      (Amounts in thousands)
        o   Rental income has been adjusted to reflect:
             o    the  pro  forma   rental   income  as  if  the  acquired
                  properties  were owned by the  Company  for the  periods
                  presented:
                     Prosperity Business Campus...........................    $        9,731        $       11,572
                     Cornell Oaks Corporate Center........................             7,625                 9,494
             o    the rental income of these  properties which are already
                  included in the Company's historical amounts............            (4,373)                    -
                                                                            --------------------- ---------------------
                                                                              $       12,983        $       21,066
                                                                            --------------------- ---------------------
        o   Cost of operations has been adjusted to reflect:
             o   the pro  forma  cost  of  operations  as if the  acquired
                 properties  were  owned by the  Company  for the  periods
                 presented:
                     Prosperity Business Campus...........................    $        2,625        $        3,254
                     Cornell Oaks Corporate Center........................             1,758                 2,341
             o   the cost of  operations  of these  properties  which  are
                 already included in the Company's historical amounts.....            (1,081)                    -
                                                                            --------------------- ---------------------
                                                                              $        3,302        $        5,595
                                                                            ===================== =====================

        o    A   pro    forma    adjustment  has  been made to reflect the
             incremental depreciation  expense of the acquired  properties as  if  they  were  owned  by  the  Company  for  the periods
             presented....................................................    $        2,453        $        4,264
                                                                            ===================== =====================
        o    Minority  interest  in income allocable to common unitholders
             has  been  adjusted   based  upon  its  pro   rata  ownership
             interest in the pro forma adjustments above...................    $       (1,764)       $       (2,690)
                                                                            ===================== =====================


                             PS BUSINESS PARKS, INC.
              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  For the nine months ended September 30, 2001
                      and the year ended December 31, 2000
                                   (Unaudited)


2.    Other Pro Forma Adjustments
      ---------------------------

                                                                              Nine months ended          Year ended
                                                                              September 30, 2001     December 31, 2000
                                                                             ---------------------  --------------------
                                                                                      (Amounts in thousands,
                                                                                       except per share data)
        o    Interest  expense has been adjusted to  reflect the interest
             expense  associated  with  the  line  of   credit  as if the
             borrowings   had   been   completed  at the beginning of the
             periods presented                                                $        1,378        $        1,838
                                                                             =====================  ====================

        o    Minority interest in income  -  preferred  has been adjusted to reflect the incremental preferred distributions as if the preferred unit  offering had been completed at the beginning
             of the periods presented....................................     $       (3,541)       $       (4,903)
                                                                             =====================  ====================

        o    Net  income  allocable to  preferred  shareholders  has been adjusted to reflect the  incremental  preferred dividends as
             if the  preferred   stock offering had been completed at the
             beginning of the periods presented..........................     $        2,504        $        6,270
                                                                             =====================  ====================

        o    Minority   interest     in    income  allocable   to  common
             unitholders  has  been  adjusted  based  upon  its pro  rata
             ownership interest in the above pro forma adjustments.......     $        1,811        $        3,123
                                                                             =====================  ====================

                             PS BUSINESS PARKS, INC.
              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  For the nine months ended September 30, 2001
                      and the year ended December 31, 2000
                                   (Unaudited)

3.    Net income per common share has been computed as follows:
      ---------------------------------------------------------

                                                                              Nine months ended        Year ended
                                                                              September 30, 2001    December 31, 2000
                                                                            ---------------------  --------------------
                                                                                     (Amounts in thousands,
                                                                                      except per share data)

        Historical net income allocable to common shareholders...........     $       31,130        $       46,093
                                                                            ====================== ====================
        Historical weighted average common shares - basic................             22,610                23,284
             Dilutive effect of stock options............................                 75                    81
                                                                            ---------------------  --------------------
        Historical weighted average common shares - diluted..............             22,685                23,365
                                                                            ====================== ====================
        Historical net income per common share - basic...................    $         1.38        $         1.98
        Historical net income per common share - diluted.................    $         1.37        $         1.97

        ---------------------------------------------------------------------------------------------------------------

        Pro forma net income allocable to common shareholders............     $       30,983        $       44,722
                                                                            ====================== ====================
        Pro forma weighted average common shares - basic.................             22,610                23,284
             Dilutive effect of stock options............................                 75                    81
                                                                            ---------------------  --------------------
        Pro forma weighted average common shares - diluted...............             22,685                23,365
                                                                            ====================== ====================
        Pro forma net income per common share - basic....................    $         1.37        $         1.92
        Pro forma net income per common share - diluted..................    $         1.37        $         1.91



                             PS BUSINESS PARKS, INC.
              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  For the nine months ended September 30, 2001
                      and the year ended December 31, 2000
                                   (Uuaudited)


4.       Minority Interest
         -----------------

         Minority interest represents ownership interests of common OP units in the consolidated Operating Partnership which are not owned by the Company. The common OP units, subject to certain conditions of the Operating Partnership Agreement, are convertible into common shares of the Company on a one-for-one basis. The following table summarizes the ownership interests:


                                                                              Nine months ended           Year ended
                                                                              September 30, 2001     December 31, 2000
                                                                           ----------------------- ---------------------
                                                                                       (Amounts in thousands,
                                                                                        except per share data)

        Pro forma weighted average common shares outstanding...........               22,610                23,284
        Pro  forma  weighted  average common OP units owned by minority
          minority interests...........................................                7,307                 7,363
                                                                           ----------------------- ---------------------
        Pro forma weighted average  common shares outstanding  assuming
        conversion of common OP units..................................               29,917                30,647
                                                                           ======================= =====================

        Percentage owned by common shareholders........................                75.6%                 76.0%
        Percentage owned by common unitholders.........................                24.4%                 24.0%
                                                                           ----------------------- ---------------------
             Total ownership interest..................................               100.0%                100.0%
                                                                           ======================= =====================
